UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 22, 2019
AMERICAN FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Fourth Street, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 579-2121

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AFG	New York Stock Exchange
6¼% Subordinated Debentures due September 30, 2054	AFGE	New York Stock Exchange
6% Subordinated Debentures due November 15, 2055	AFGH	New York Stock Exchange
5.875% Subordinated Debentures due March 30, 2059	AFGB	New York Stock Exchange

Section 5 Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 26, 2019, American Financial Group, Inc. (the “Company”) filed a Current Report on Form 8-K announcing the election of Mary Beth Martin to its Board of Directors. At that time, Ms. Martin had not yet been appointed to any committees of the Board of Directors. We are filing this Item 5.02 information to provide Ms. Martin’s committee assignments.
Effective on May 22, 2019, Ms. Martin was named to the Compensation Committee and the Corporate Governance Committee of the Board of Directors.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of shareholders on May 22, 2019.  The voting results on the proposals considered at the annual meeting are set forth below:
1.	Elect 12 directors.
	For	Withheld	Broker Non-Votes
Carl H. Lindner III	73,710,805	3,050,920	5,612,995
S. Craig Lindner	73,711,748	3,049,977	5,612,995
Kenneth C. Ambrecht	71,789,400	4,972,325	5,612,995
John B. Berding	70,476,965	6,284,760	5,612,995
Joseph E. (Jeff) Consolino	67,316,866	9,444,859	5,612,995
Virginia C. Drosos	74,931,750	1,829,975	5,612,995
James E. Evans	69,161,919	7,599,806	5,612,995
Terry S. Jacobs	71,754,281	5,007,444	5,612,995
Gregory G. Joseph	73,845,678	2,916,047	5,612,995
Mary Beth Martin	76,305,187	456,538	5,612,995
William W. Verity	67,934,412	8,827,313	5,612,995
John I. Von Lehman	73,364,861	3,396,864	5,612,995
2.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019.
For	Against	Abstain
79,373,122	2,953,821	47,777
3.	Approve, on an advisory basis, compensation of our named executive officers.
For	Against	Abstain	Broker Non-Votes
65,743,339	10,891,642	126,744	5,612,995

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 23, 2019	AMERICAN FINANCIAL GROUP, INC. By: /s/ Mark A. Weiss Mark A. Weiss Vice President